UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 31, 2023

Open Text Corporation

(Exact name of registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of Principal Executive Offices) (Zip Code)

(519) 888-7111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 31, 2023, Open Text Corporation (“OpenText” or the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Report”) to report that, among other things, effective as of January 31, 2023, the Company completed its acquisition of the entire issued and to be issued share capital of Micro Focus International Limited (formerly known as Micro Focus International plc) (“Micro Focus”), a provider of software technology and services that help customers accelerate digital transformation, through a subsidiary of the Company, Open Text UK Holding Limited, for 532 pence per share in cash, resulting in an aggregate purchase price of approximately $5.8 billion, inclusive of Micro Focus’ cash and debt, subject to final adjustments (the “Acquisition”). The Acquisition was implemented by means of a court-sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006.

This amendment to the Original Report (the “Amendment”) is being filed solely to amend Item 9.01 of the Original Report in order to provide the consolidated financial statements of Micro Focus and the unaudited pro forma financial information with respect to the Acquisition required by Item 9.01(a) and Item 9.01(b) of Form 8-K, respectively, which were excluded from the Original Report in accordance with the provisions of that item and which are filed as exhibits hereto.

The audited consolidated financial statements of Micro Focus for the years ended October 31, 2022 and 2021 were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) and have not been prepared in accordance with U.S. GAAP. IFRS differs in certain respects from U.S. GAAP and thus the consolidated financial statements of Micro Focus may not be comparable to financial statements of U.S. or Canadian companies prepared in accordance with U.S. GAAP. The consolidated financial statements of Micro Focus were approved by Micro Focus’ board of directors prior to closing of the Acquisition and OpenText was not involved in the preparation of such consolidated financial statements of Micro Focus.

The unaudited pro forma financial information included in this Amendment has been prepared for illustrative purposes only, as required by Form 8-K. It is not necessarily indicative of the consolidated financial position or results of operations that would have been realized had OpenText acquired Micro Focus on the dates indicated in the pro forma financial information, nor is it meant to be indicative of any future consolidated financial position or future results of operations that OpenText will experience. The unaudited pro forma financial information combines the historical consolidated balance sheet and results of operations of OpenText and the historical consolidated statement of financial position and results of operations of Micro Focus after giving effect to the Acquisition, the financing of the Acquisition and the pro forma effects of certain assumptions and adjustments described therein. The historical consolidated statement of financial position and results of operations of Micro Focus, utilized for purposes of preparing the unaudited pro forma financial information, are not based on the same period end as OpenText.

For further information regarding the Acquisition and this Form 8-K/A, contact the person signing this Form 8-K/A at the phone number specified on the cover page of this report.

Except as described in this Amendment, all other information in the Original Report remains unchanged.

Item 2.01	Completion of Acquisition or Disposition of Assets

This Amendment on Form 8-K/A amends and supplements the Original Report to include the historical audited consolidated financial statements of Micro Focus and the unaudited pro forma condensed combined financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K, respectively, which were excluded from the Original Report in accordance with the provisions of that item. All disclosure under Item 2.01 in the Original Report is hereby incorporated by reference into this Item 2.01. Except as set forth herein, no modifications have been made to information contained in the Original Report, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Report. The Original Report is available under the Company’s profile on SEDAR at www.SEDAR.com.

Upon completion of the Acquisition, Micro Focus became an indirect wholly owned subsidiary of the Company. The expected effect of the Acquisition on the Company’s financial position is outlined in the unaudited pro forma condensed combined financial information included in this Amendment. Other than changes as a result of the Acquisition and the integration of Micro Focus, the Company does not currently plan or propose to make any material changes in its business or affairs, either generally or with respect to Micro Focus, that would reasonably be expected to have a significant effect on the results of operations or financial position of OpenText.

To the knowledge of the Company, there has been no valuation opinion obtained within the last 12 months by the Company or Micro Focus required by securities legislation or a Canadian exchange or market to support the consideration paid by the Company for Micro Focus.

The Acquisition was not a transaction with an “informed person” (as such terms are defined in Canadian National Instrument 51-102 – Continuous Disclosure Obligations), associate or affiliate of the Company.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The consolidated financial statements of Micro Focus required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.01(a).

(b)	Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(b).

(d)	Exhibits.

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm for Micro Focus.

99.1	Audited consolidated financial statements of Micro Focus for the years ended October 31, 2022 and 2021.

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2022, the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2022 and the six months ended December 31, 2022 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2023	OPEN TEXT CORPORATION

/s/ Michael F. Acedo
	Name:	Michael F. Acedo
	Title:	Executive Vice-President, Chief Legal Officer & Corporate Secretary